UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

Caduceus Capital Master Fund Limited

Caduceus Capital II L.P.

OrbiMed Advisors LLC

OrbiMed Capital LLC

Samuel D. Isaly

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CADUCEUS CAPITAL MASTER FUND LIMITED

CADUCEUS CAPITAL II, L.P.

April 15, 2005

Via Facsimile and Hand Delivery

BioMarin Pharmaceutical Inc.

105 Digital Drive

Novato, California 94949

Attention: Corporate Secretary

Re: Shareholder’s Notice of Intent to Nominate Persons for Election as Directors of BioMarin Pharmaceutical Inc.

Ladies and Gentlemen:

Caduceus Capital Master Fund Limited (“Caduceus Capital”) and Caduceus Capital II L.P. (“Caduceus Capital II” and together with Caduceus Capital, the “Record Holders” and each of them a “Record Holder”) hereby submit this notice (this “Notice”) on the date hereof pursuant to the requirements (the “Bylaws Requirements”) set forth in Article II, Sections 2.14 and 2.15 of the Amended and Restated Bylaws of BioMarin Pharmaceutical Inc. (the “Corporation” or “BioMarin”), effective April 4, 2005, filed as Exhibit 3.1 to the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2005 (the “Bylaws”) of BioMarin.

The record address of each of the Record Holders is 767 Third Avenue, 30th Floor, New York, NY 10017. OrbiMed Advisors LLC or its affiliate, OrbiMed Capital LLC, act as general partner or investment advisor and are authorized to act on behalf of the undersigned stockholders. Caduceus Capital is the record owner of 1,430,000 shares of Common Stock of the Corporation and Caduceus Capital II is the record owner of 680,000 shares of Common Stock of the Corporation, or 2,110,000 shares in the aggregate. Our request is also supported by and submitted on behalf of the following stockholders for whom OrbiMed Advisors LLC or its affiliates directly or indirectly exercise control over the voting and disposition of the shares of Common Stock of the Corporation owned by such stockholders (collectively these stockholders own an additional 3,196,300 shares of Common Stock of the Corporation): UBS Eucalyptus Fund, LLC (1,200,000 shares), PaineWebber Eucalyptus Fund, Ltd. (127,500 shares), HFR SHC Aggressive Fund (242,000 shares), certain funds associated with Knightsbridge (709,800 shares), Finsbury Worldwide Pharmaceutical Trust PLC (876,000 shares), and PHARMA/wHEALTH (41,000 shares).

Each of the Record Holders hereby represents that it: (i) is a stockholder of record of stock of the Corporation entitled to vote at the 2005 annual meeting of stockholders of the Corporation (the “Annual Meeting”), (ii) intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the Nominees (as defined below) and/or otherwise solicit proxies from stockholders of the Corporation in support of such nomination, and (iii) intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Corporation the following persons (each, a “Nominee” and collectively, the “Slate”):

Richard B. Brewer

Joseph Klein, III

Alan J. Lewis

As of the date hereof, to the knowledge of the Record Holders, the full Board of Directors of BioMarin (the “Board”) consists of seven (7) directors and there are six (6) director-candidates nominated for election to the Board at the Annual Meeting. If, for any reason, any Nominee is unable to stand for election at the Annual Meeting, the Record Holders intend to nominate a person in the place of such Nominee (a “Substitute”). In such event, the Record Holders at the earliest practicable time will give notice to the Corporation of any Substitute.

Pursuant to the Bylaws Requirements, certain information about each Nominee is set forth in Annex A.

There are no arrangements or understandings between or among any Record Holders and each Nominee and any other person or persons pursuant to which the Record Holders will nominate each Nominee. Pursuant to the Bylaws Requirements, the written consent of each Nominee to being named in the proxy statement as a nominee and to serve as a director of the Corporation if elected is attached as Annex B.

Pursuant to the Bylaws Requirements, certain information relating to the Record Holders is set forth in the body of this Notice.

The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto, should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

Neither the delivery of this Notice in accordance with the Bylaws Requirements nor any delivery by the Record Holders of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by the Record Holders or any of their affiliates that such delivery is required or as to the legality or enforceability of the Bylaws or any other matter, or a waiver by the Record Holders or any of their affiliates of their right to contest or challenge, in any way, the enforceability of the Bylaws or any other matter.

[Signature page follows]

Very truly yours,

CADUCEUS CAPITAL MASTER FUND LIMITED
By OrbiMed Capital LLC, general partner

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

CADUCEUS CAPITAL II L.P.
By OrbiMed Advisors LLC, general partner

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Partner

[Signature page to Shareholder’s Notice of Intent to Nominate

Persons for Election as Directors of BioMarin Pharmaceutical Inc.]

ANNEX A

Certain information about each Nominee is set forth in the attachments to this Annex A.

ANNEX A

Attachment 1

Information about Nominee pursuant to Section 2.15 of the Bylaws

(A)

Name: Richard B. Brewer

Age: 54

Business address: 5 Bird Hill Lane, Santa Cruz, CA 95060

Residence address: 5 Bird Hill Lane, Santa Cruz, CA 95060

(B) Principal occupation or employment: See (D)(ii) below.

(C) Class or series and number of capital shares of BioMarin that are owned beneficially or of record by Nominee: 140,000 shares owned through Crest Asset Management (See (D)(ii) below).

(D) Other Information relating to Nominee:

(i) Mr. Brewer has no position or office with BioMarin, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee. Neither Mr. Brewer nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by BioMarin or its affiliates; or (B) any future transactions to which BioMarin or any of its affiliates will or may be a party.

(ii) Mr. Brewer is the founding partner of Crest Asset Management, a management advisory and investment firm, a position he has held since January 2003. From September 1998 until February 2004, Mr. Brewer served as Chief Executive Officer and President of Scios Inc., a biopharmaceutical company. Mr. Brewer is an advisory board member for the Center for Accelerating Medical Solutions, a non-profit organization dedicated to expediting the discovery and development of life-saving drugs. Mr. Brewer is a director of Corgentech Inc. and Dendreon Corporation, two publicly traded biopharmaceutical companies, and Agensys, Inc., a privately-held biotechnology company. He is an advisory board member at the Kellogg Graduate School of Management Center for Biotechnology at Northwestern University.

None of the entities referred to under this item (D)(ii) with which the Nominee has been involved during the past five years is a parent, subsidiary, or other affiliate of BioMarin.

Mr. Brewer received a B.S. from Virginia Polytechnic Institute and an M.B.A. from Northwestern University.

ANNEX A

Attachment 2

Information about Nominee pursuant to Section 2.15 of the Bylaws

(A)

Name: Joseph Klein, III

Age: 44

Business address: 1724 Hillside Road, Stevenson, MD 21153

Residence address: 1724 Hillside Road, Stevenson, MD 21153

(B) Principal occupation or employment: See (D)(ii) below.

(C) Class or series and number of capital shares of BioMarin that are owned beneficially or of record by Nominee: 12,000 shares of common stock held by Joseph Klein, III 10% Charitable Remainder Unitrust.

(D) Other Information relating to Nominee:

(i) Mr. Klein has no position or office with BioMarin, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee. Neither Mr. Klein nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by BioMarin or its affiliates; or (B) any future transactions to which BioMarin or any of its affiliates will or may be a party.

(ii) Mr. Klein is currently Managing Director of Gauss Capital Advisors, LLC, a financial consulting and investment advisory firm, which he founded in March 1998. In addition to his investment advisory and financial consulting activities, Mr. Klein currently serves as a Venture Partner of Red Abbey Venture Partners, LP, a life science venture capital fund. From September 2001 to September 2002, Mr. Klein was a Venture Partner of MPM Capital, one of the largest healthcare venture capital firms in the world with over $2.2 billion under management. From June 1999 to September 2000 when it merged with WebMD, Mr. Klein served as Vice President, Strategy for Medical Manager Corporation, a physician office management information systems vendor. Mr. Klein is a Director of three publicly held biotechnology companies: Genaissance Pharmaceuticals, Guilford Pharmaceuticals and NPS Pharmaceuticals.

None of the entities referred to under this item (D)(ii) with which the Nominee has been involved during the past five years is a parent, subsidiary, or other affiliate of BioMarin.

Mr. Klein received a B.A. summa cum laude in economics from Yale University, where he was elected to Phi Beta Kappa, and an M.B.A. from the Stanford Graduate School of Business.

ANNEX A

Attachment 3

Information about Nominee pursuant to Section 2.15 of the Bylaws

(A)

Name: Alan J. Lewis

Age: 59

Business address: 4550 Towne Centre Court, San Diego, CA 92121

Residence address: 702 Midori Court, Solana Beach, CA 92075

(B) Principal occupation or employment: See (D)(ii) below.

(C) Class or series and number of capital shares of BioMarin that are owned beneficially or of record by Nominee: None.

(D) Other Information relating to Nominee:

(i) Mr. Lewis has no position or office with BioMarin, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee. Neither Mr. Lewis nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by BioMarin or its affiliates; or (B) any future transactions to which BioMarin or any of its affiliates will or may be a party.

(ii) Since 2000, Mr. Lewis has been the President of Celgene Signal Research, a wholly owned subsidiary of Celgene Corporation, an integrated pharmaceutical company. Celegene Signal Research focuses on the discovery and development of drugs that regulate genes associated with diseases. Previously, he was the President and Chief Executive Officer of Signal Pharmaceuticals, Inc., where he guided the company to its successful acquisition by Celgene for $275 million in 2000. Before joining Signal Pharmaceuticals, Mr. Klein held a number of positions at Wyeth-Ayerst Research and its predecessor Wyeth Laboratories, Inc. from 1979-1994, including Vice President of Research at Wyeth-Ayerst. Mr. Lewis has published over 120 full manuscripts and has written and edited seven books and 100 abstracts. Mr. Lewis was a Research Associate at Yale University from 1972-1973.

None of the entities referred to under this item (D)(ii) with which the Nominee has been involved during the past five years is a parent, subsidiary, or other affiliate of BioMarin.

Mr. Lewis received a B.Sc. in Physiology and Biochemistry from Southampton University, Southampton, Hampshire, U.K. and a Ph.D. in Pharmacology from the University of Wales, Cardiff, U.K.

ANNEX B

The written consent of each Nominee to being named in the proxy statement as a nominee for election as a director of BioMarin and to serve as a director if elected is attached to this Annex B. If the Corporation requests original signed statements of consent, the Record Holders will provide them.

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Biomarin Pharmaceutical Inc. (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the company by Samuel D. Isaly, OrbiMed Advisors LLC and OrbiMed Capital LLC (collectively, “Record Holders”) and in other materials in connection with the solicitation of proxies by Record Holders from stockholders of the Company to be voted at the 2005 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: April 15, 2005

/s/ Richard B. Brewer
Richard B. Brewer

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Biomarin Pharmaceutical Inc. (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the company by Samuel D. Isaly, OrbiMed Advisors LLC and OrbiMed Capital LLC (collectively, “Record Holders”) and in other materials in connection with the solicitation of proxies by Record Holders from stockholders of the Company to be voted at the 2005 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: April 15, 2005

/s/ Joseph Klein, III
Joseph Klein, III

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Biomarin Pharmaceutical Inc. (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the company by Samuel D. Isaly, OrbiMed Advisors LLC and OrbiMed Capital LLC (collectively, “Record Holders”) and in other materials in connection with the solicitation of proxies by Record Holders from stockholders of the Company to be voted at the 2005 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: April 15, 2005

/s/ Alan J. Lewis
Alan J. Lewis

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY THE REPORTING PERSONS FROM THE STOCKHOLDERS OF BIOMARIN PHARMACEUTICAL INC. FOR USE AT ITS ANNUAL MEETING (A) WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, AND (B) WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF BIOMARIN PHARMACEUTICAL INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.